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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) December 29, 1998
                                                           -----------------

                             MORAN TRANSPORTATION COMPANY
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                (Exact name of registrant as specified in its charter)

     Delaware                  33-82624                   06-1399280
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     (State or other          (Commission               (IRS Employer
     jurisdiction of          File Number)            Identification No.)
     incorporation)


            Two Greenwich Plaza, Greenwich, Connecticut           06830
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             (Address of principal executive offices)          (Zip Code)

          Registrant's telephone number, including area code (203) 625-7800
                                                             --------------
                                    Not Applicable
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            (Former name or former address, if changed since last report)


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Item 5.   Other Events.

     Attached as Exhibit 99.1 is the Company's press release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1      Press Release


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORAN TRANSPORTATION COMPANY



Date: December 29, 1998                 By: /s/ Jeffrey J. McAulay
                                           --------------------------------
                                        Name:  Jeffrey J. McAulay
                                        Title: VP - Finance and Administration